September 30, 1999







                                   [GRAPHIC OMITTED] BT Mutual Funds







BT Investment
Equity Appreciation Fund
    Annual Report







TRUST: BT PYRAMID MUTUAL FUNDS
INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Table of Contents
--------------------------------------------------------------------------------

         Letter to Shareholders ......................... 3

         BT Investment Equity Appreciation Fund
            Schedule of Portfolio Investments ........... 6
            Statement of Assets and Liabilities ......... 8
            Statement of Operations ..................... 8
            Statements of Changes in Net Assets ......... 9
            Financial Highlights ........................ 9
            Notes to Financial Statements ...............10
            Report of Independent Accountants ...........12
            Tax Information .............................12
         Proxy Results ..................................13


                          -----------------------------

    The Fund is not insured by the FDICand is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                          -----------------------------

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the BT Investment Equity Appreciation Fund (the "Fund"), providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Mid capitalization growth stocks experienced significant volatility throughout the twelve months ended September 30, 1999. Mid cap relative performance also diverged rather dramatically from the first half of this fiscal year to the second. For the first half, equities in general were strong, but the mid cap sector lagged the S&P 500 Index, as concerns over both foreign and domestic economies kept investor preference toward large-capitalization stocks. During the second half of the fiscal year, equities in general produced lackluster performance, and the mid cap sector, as measured by the S&P 400 Mid Cap Index, returned 4.57%, far outperforming the S&P 500 return of 0.36% for the same six months. While mid cap stocks still underperformed large caps for the fiscal year, the mid cap sector did outperform small cap stocks for the twelve months.

The first half of the Fund's fiscal year began in October 1998 with a continuation of the summer's sharp sell off in mid cap growth stocks as well as in the broader equity markets, followed by an even more pronounced recovery quickly thereafter.

o The U.S. stock markets reacted favorably to three Federal Reserve Board easings in the fall of 1998, interest rate cuts in a number of other countries, better coordination of international monetary policy, receding concerns of a global credit crunch, positive earnings reports, and an ongoing strong U.S. economy with low inflation and healthy consumer spending. This market recovery was particularly apparent in the sharp improvement of internet-related stocks.

o The mid cap market rally that began in mid-October continued into the first quarter of 1999, only to become subject to fears and uncertainty again in February. Ironically, a very positive economic and broader market environment raised concerns that, at best, the Federal Reserve Board was on hold with respect to interest rates and, perhaps, may act to raise rates at the first sign of inflation.

o After the February sell-off, March witnessed a rebound in the mid cap equity market once again, as subsequent economic reports pointed to a continuation of economic growth with little or no evidence of inflation. Investors continued to be attracted to companies and industries exhibiting strong growth trends, such as those in the technology and internet sectors.

The second half of the Fund's fiscal year began with a sharp shift in investor preference from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data indicating that the worst of the Asian financial crisis was apparently over.

o The combination of expectations of improving fundamentals as well as low valuations for long-ignored economically sensitive stocks, such as those in the paper, chemical and steel industries, served to propel these value-oriented stocks at the expense of larger company growth stocks during both April and May.

o This broadening of the stock market also included strong performance by smaller and mid-sized companies as worries about world economies abated.

o Still, market volatility continued throughout the second calendar quarter, as strong economic data led the Federal Reserve Board to officially shift in mid-May from a neutral stance to a bias toward raising interest rates. Additional economic data released throughout the quarter continued to show robust U.S. economic growth with little sign of inflation.

o Investors began to believe that the Federal Reserve Board would raise rates in a limited manner rather than make a series of increases, and equity markets reflected this optimism toward the end of June with broad-based strength.

o On June 30, the Federal Reserve Board did, in fact, increase the fed funds rate by 0.25% and signaled it would be resuming its neutral stance.

The third calendar quarter witnessed weakness across all U.S. equity sectors on renewed fears of further interest rate increases.

o Economic data pointed to a still robust U.S. economy, a slight uptick in the rate of wage growth, and stronger global economic growth in Europe, Asia, and even Japan.

o Financial markets grew concerned that synchronized global growth would lead to inflation.

o Against this backdrop, the Federal Reserve Board raised the fed funds rate by another 0.25% on August 24.

o In September, the U.S. equity markets continued to be volatile and nervous, as the U.S. economy remained vibrant and economic momentum continued to build around the world.

Throughout the annual period, mid cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, mid cap relative valuations as compared to large cap stocks were, as of September 30, 1999, still at multi-decade lows.

INVESTMENT REVIEW
The Fund significantly outperformed its benchmark for the twelve month period, particularly well worth noting given the extremely high volatility in the mid cap equity market during this annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, in the fourth quarter of 1998, the Fund was overweight in the best performing sector, i.e. technology, and underweight in the worst performing sector, i.e. energy.

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BT Investment Equity Appreciation Fund

Letter to Shareholders
--------------------------------------------------------------------------------


 Periods ended September 30, 1999              Cumulative Total Returns                Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                                          Past 1   Past 3   Past 5    Since        Past 1    Past 3   Past 5     Since
                                           year     years    years  inception       year      years    years   inception
-------------------------------------------------------------------------------------------------------------------------------
 BT Investment Equity
   Appreciation Fund/1                    44.33%   49.32%   141.28%  137.42%        44.33%   14.30%   19.26%     15.60%
   (inception 10/12/93)
-------------------------------------------------------------------------------------------------------------------------------
 S&P MidCap 400 Index/2                   25.50%   63.56%   134.51%  137.17%        25.50%   17.82%   18.59%     15.71%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper MidCap Growth Average/3           41.88%   74.11%   161.32%  155.16%        41.88%   19.93%   20.86%     16.85%


In the first quarter of 1999, the Fund held an overweight position in two of the top four performing sectors-communications services and technology. Also benefiting performance were underweight positions in the three poorest performing sectors for the first quarter-capital goods, utilities, and basic materials.

The Fund's relative performance was impacted negatively by investors' sharp shift from growth to value stocks in April and May. More specifically, the Fund's overweight positions in technology and energy helped during the second quarter of 1999, but its underweight positions in such top performing value-oriented sectors as capital goods and basic materials detracted from Fund performance. During the third calendar quarter, energy and technology, where the Fund remained overweight, continued to outperform, as did the communications services sector where the Fund is also overweight. In addition, the value-oriented sectors that did well in the previous quarter now underperformed. Thus the Fund's underweighting in these poorer performing sectors had a positive effect.

-----------------------------------------------------------
Ten Largest Stock Holdings
-----------------------------------------------------------
 Univision Communications, Inc.                    3.25%
-----------------------------------------------------------
 Maxim Integrated Products, Inc.                   2.91%
-----------------------------------------------------------
 Allergan, Inc.                                    2.61%
-----------------------------------------------------------
 Lexmark International Group, Inc. - Class A       2.56%
-----------------------------------------------------------
 Northeast Utilities Corp.                         2.52%
-----------------------------------------------------------
 Scientific-Atlanta, Inc.                          2.38%
-----------------------------------------------------------
 Network Appliance, Inc.                           2.25%
-----------------------------------------------------------
 Citrix Systems, Inc.                              2.21%
-----------------------------------------------------------
 Hispanic Broadcasting Corp.                       2.00%
-----------------------------------------------------------
 Clear Channel Communications, Inc.                1.98%
-----------------------------------------------------------

                    ----------------------------------------
                    Diversification of Portfolio Investments
                    ----------------------------------------
                        By Theme as of September 30, 1999
                     (percentages are based on market value)

     New Healthcare Paradigm 4%                 Stores of Value 4%
     Energizing the Globe 9%                    Client Server Computing 8%
     Our Strengthening Financial                Managing the Information Age 7%
     Structure 5%                               The Ubiquitous Semiconductor 7%
     New Consumer 8%                            Interactive Media 5%
     America's Changing Leisure Time 12%        Miscellaneous/1 8%
     Telecommunications 7%                      Special Situations 10%
     Life Sciences Revolution 6%


1/ Includes themes with weightings of less than 4%.

MANAGER OUTLOOK
The U.S. continues to experience tight labor markets, although signs of inflation remain scant. Internationally, few inflationary pressures are expected due to the economic capacity that exists. Stronger economic growth abroad may weigh on U.S. financial markets, as synchronized global growth raises the fear of overheating in the U.S. However, we continue to believe that a cycle of full-blown overheating in the U.S. economy is unlikely due to the slack still remaining in overseas markets. We also expect the Federal Reserve Board to remain vigilant on the inflation front.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding

----------
1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
2/ Indices are unmanaged, and investments cannot be made in an index. The S&P
   MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Letter to Shareholders
--------------------------------------------------------------------------------

mid cap stocks in general. Mid cap fundamentals remain solid, earnings growth healthy, and relative valuations attractive. We expect strong third quarter earnings to be reported shortly and, to date, have seen a relative scarcity of negative earnings preannouncements.

Given the recent high volatility in the stock market, it is also important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that offer compelling valuations relative to their growth rates

o focus on companies that have strong, consistent earnings and revenue growth

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors

o strictly adhere to our sell discipline to help mitigate risk, and

o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.

We value your ongoing support of the BT Investment Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.

                               /s/ Mary P. Dugan

                             /s/ Audrey M.T. Jones

                             /s/ John P. Callaghan

            Mary P. Dugan, Audrey M.T. Jones, and John P. Callaghan
                            Portfolio Managers of the
                     BT Investment Equity Appreciation Fund
                               September 30, 1999

--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in                         BT Investment Equity                      S&P MidCap 400
Value of a $10,000                           Appreciation Fund - $23,742                  Index - $23,717
Investment in the BT                         ---------------------------                  ---------------
Investment Equity                                 Oct-93  10000                           Oct-93    10000
Appreciation Fund and the                         Mar-94   9657                           Mar-94     9844
S&P MidCap 400 Index                              Sep-94   9939                           Sep-94    10217
since October 31, 1993.                           Mar-95  10909                           Mar-95    10664
                                                  Sep-95  14283                           Sep-95    12737
     Total Return for the Year                    Mar-96  14262                           Mar-96    13715
     Ended September 30, 1999                     Sep-96  16061                           Sep-96    14521
                                                  Mar-97  13679                           Mar-97    15171
One Year   5 Year     Since 10/12/93/1            Sep-97  18603                           Sep-97    20199
 44.33%    19.26%/2       15.60%/2                Mar-98  19815                           Mar-98    22682
                                                  Sep-98  16450                           Sep-98    19035
1/ The Fund's inception date.                     Mar-99  22148                           Mar-99    22681
2/ Annualized.                                    Sep-99  23742                           Sep-99    23717

------------------------------------         Past performance is not indicative of future performance. Performance figures
Investment return and principal              assume the reinvestment of dividends and capital gain distributions.
value will fluctuate so that shares,
when redeemed, may be worth more
or less than their original cost.
------------------------------------


--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares                      Description                              Value
  ------                      -----------                              -----

            COMMON STOCKS - 97.5%

            America's Changing Leisure Time - 11.7%
    42,600  Clear Channel Communications, Inc./1 ...............  $  3,402,675
    55,000  Harley-Davidson, Inc. ..............................     2,753,437
    45,100  Hispanic Broadcasting Corp./1 ......................     3,433,237
   107,900  Mandalay Resort Group, Inc./1 ......................     2,131,025
    60,200  Royal Caribbean Cruises Ltd. .......................     2,709,000
    68,600  Univision Communications, Inc./1 ...................     5,582,325
                                                                  ------------
                                                                    20,011,699
                                                                  ------------

            America's Industrial Renaissance - 2.4%
    30,600  Black & Decker Corp. ...............................     1,398,037
    29,100  SPX Corp./1 ........................................     2,640,825
                                                                  ------------
                                                                     4,038,862
                                                                  ------------

            Client Server Computing - 7.5%
    11,700  BMC Software, Inc./1 ...............................       837,281
    61,200  Citrix Systems, Inc./1 .............................     3,790,575
    54,500  Lexmark International Group, Inc. - Class A/1 ......     4,387,250
    54,000  Network Appliance, Inc./1 ..........................     3,867,750
                                                                  ------------
                                                                    12,882,856
                                                                  ------------

            Energizing The Globe - 8.7%
    63,400  Apache Corp. .......................................     2,738,088
   102,500  BJ Services Co.1 ...................................     3,260,781
    34,200  Cooper Cameron Corp./1 .............................     1,291,050
    42,900  Devon Energy Corp. .................................     1,777,669
   100,900  Noble Drilling Corp./1 .............................     2,207,187
    88,400  Sante Fe International Corp. .......................     1,906,125
    42,700  Smith International, Inc./1 ........................     1,729,350
                                                                  ------------
                                                                    14,910,250
                                                                  ------------

            Flourishing In The Managed Care
            Environment - 1.0%
    62,000  Trigon Healthcare, Inc./1 ..........................     1,790,250
                                                                  ------------

            Interactive Media - 5.3%
    54,900  General Instrument Corp./1 .........................     2,642,063
    82,600  Scientific-Atlanta, Inc. ...........................     4,093,862
    60,900  USA Networks, Inc./1 ...............................     2,359,875
                                                                  ------------
                                                                     9,095,800
                                                                  ------------

            Life On The Net - 2.5%
    25,500  Etoys, Inc./1 ......................................     1,697,344
    27,200  Infospace.com, Inc./1 ..............................     1,118,600
    39,600  PSINet, Inc./1 .....................................     1,424,363
                                                                  ------------
                                                                     4,240,307
                                                                  ------------

            Life Sciences Revolution - 6.2%
    40,700  Allergan, Inc. .....................................     4,477,000
    44,500  Genzyme Corp./1 ....................................     2,005,281
    23,600  Immunex Corp./1 ....................................     1,023,650
    42,500  Pe Corp. - Pe Biosystems Group .....................     3,070,625
                                                                  ------------
                                                                    10,576,556
                                                                  ------------

  Shares                      Description                              Value
  ------                      -----------                              -----

            Managing The Information Age - 7.2%
    43,100  Flextronics International1 .........................  $  2,507,881
    79,100  Maxim Integrated Products, Inc./1 ..................     4,990,716
    19,300  Portal Software, Inc./1 ............................       747,875
    19,600  Redback Networks, Inc./1 ...........................     2,116,800
    26,200  Sanmina Corp./1 ....................................     2,027,225
                                                                  ------------
                                                                    12,390,497
                                                                  ------------

            New Consumer - 8.1%
    62,700  Abercrombie & Fitch Co. - Class A/1 ................     2,135,719
    46,800  Circuit City Stores, Inc. ..........................     1,974,375
    11,765  Gucci Group NV .....................................       982,378
    82,300  Jones Apparel Group, Inc./1 ........................     2,366,125
    61,900  Tommy Hilfiger Corp./1 .............................     1,744,806
    45,200  Williams-Sonoma, Inc./1 ............................     2,195,025
    67,300  Zale Corp./1 .......................................     2,578,431
                                                                  ------------
                                                                    13,976,859
                                                                  ------------

            New Health Paradigm - 4.5%
   176,200  IVAX Corp./1 .......................................     2,907,300
    22,400  MiniMed, Inc./1 ....................................     2,200,800
    50,000  Stryker Corp. ......................................     2,556,250
                                                                  ------------
                                                                     7,664,350
                                                                  ------------

            Our Strengthening Financial Structure - 4.5%
    13,100  AMBAC Financial Group ..............................       620,613
    66,990  Charter One Financial, Inc. ........................     1,549,144
    98,100  Concord EFS, Inc./1 ................................     2,023,313
    83,500  Dime Bancorp, Inc. .................................     1,461,250
   105,300  North Fork BanCorp, Inc. ...........................     2,053,350
                                                                  ------------
                                                                     7,707,670
                                                                  ------------

            Return To Home Ownership - 0.4%
    21,300  Linens 'N Things, Inc./1 ...........................       718,875
                                                                  ------------

            Special Situations - 9.9%
    54,600  Allegheny Energy, Inc. .............................     1,736,962
    67,900  American Water Works Co., Inc. .....................     1,964,856
    34,700  Bowater, Inc. ......................................     1,821,750
    74,000  Energy East Corp./1 ................................     1,757,500
    25,100  Intuit, Inc./1 .....................................     2,200,172
   235,300  Northeast Utilities Corp./1 ........................     4,323,637
    90,062  Outdoor Systems, Inc./1 ............................     3,219,716
                                                                  ------------
                                                                    17,024,593
                                                                  ------------

            Stores of Value - 4.2%
    88,800  BJ's Wholesale Club, Inc./1 ........................     2,625,150
   113,200  Family Dollar Stores, Inc. .........................     2,391,350
    80,100  TJX Companies, Inc. ................................     2,247,806
                                                                  ------------
                                                                     7,264,306
                                                                  ------------

            Telecommunications - 6.5%
    76,200  American Tower Corp. - Class A .....................     1,490,662
    16,700  E-Tek Dynamics, Inc./1 .............................       905,975
    34,304  Global Crossing Ltd./1 .............................       909,056
    30,500  Newbridge Networks Corp./1 .........................       794,906
    46,400  Qwest Communications International, Inc./1..........     1,371,700


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares                      Description                              Value
  ------                      -----------                              -----


    34,300  Voicestream Wireless Corp./1 .......................  $  2,116,953
    34,300  Western Wireless Corp. - Class A/1 .................     1,538,141
    52,900  WinStar Communications, Inc./1 .....................     2,066,406
                                                                  ------------
                                                                    11,193,799
                                                                  ------------

            The Ubiquitous Semiconductor - 6.9%
     9,500  Broadcom Corp. - Class A/1 .........................     1,035,500
    55,000  Linear Technology Corp. ............................     3,232,969
    34,700  National Semiconductor Corp./1 .....................     1,058,350
    30,500  Novellus Systems, Inc./1 ...........................     2,056,844
    77,600  Teradyne, Inc./1 ...................................     2,735,400
    20,200  Vitesse Semiconductor Corp./1 ......................     1,724,575
                                                                  ------------
                                                                    11,843,638
                                                                  ------------
            Total Common Stocks (Cost $134,313,985) ............   167,331,167
                                                                  ------------

  Shares                      Description                              Value
  ------                      -----------                              -----



            SHORT TERM INSTRUMENT - 7.6%
            Mutual Fund
13,096,292  Institutional Cash Management Fund
               (Cost $13,096,292) ..............................  $ 13,096,292
                                                                  ------------


Total Investments (Cost $147,410,277)..................  105.1%    180,427,459

Liabilities in Excess of Other Assets..................   (5.1)%    (8,718,909)
                                                         -----    ------------
Net Assets.............................................  100.0%   $171,708,550
                                                         =====    ============


----------
1/Non-Income Producing Security


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investments, at Value (Cost $147,410,277) .......................................................   $180,427,459
   Receivable for Shares of Beneficial Interest Subscribed .........................................      1,138,563
   Receivable for Securities Sold ..................................................................        781,652
   Dividends and Interest Receivable/1 .............................................................        100,282
   Prepaid Expenses and Other ......................................................................         23,215
                                                                                                       ------------
Total Assets .......................................................................................    182,471,171
                                                                                                       ------------
Liabilities
   Payable for Securities Purchased ................................................................     10,626,187
   Payable for Shares of Beneficial Interest Redeemed ..............................................             51
   Due to Bankers Trust ............................................................................         99,961
   Accrued Expenses and Other ......................................................................         36,422
                                                                                                       ------------
Total Liabilities ..................................................................................     10,762,621
                                                                                                       ------------
Net Assets .........................................................................................   $171,708,550
                                                                                                       ============
Composition of Net Assets
   Paid-in Capital .................................................................................   $103,019,050
   Accumulated Net Realized Gain from Investment Transactions ......................................     35,672,318
   Net Unrealized Appreciation on Investments ......................................................     33,017,182
                                                                                                       ------------
Net Assets .........................................................................................   $171,708,550
                                                                                                       ============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding).   $      20.11
                                                                                                       ============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
   beneficial interest authorized) .................................................................      8,536,924
                                                                                                       ============

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Dividends .......................................................................................   $  1,060,541
                                                                                                       ------------
Expenses
   Advisory Fees ...................................................................................        981,463
   Administration and Services Fees ................................................................        768,495
   Professional Fees ...............................................................................         37,928
   Printing and Shareholder Reports Fees ...........................................................         29,051
   Trustees Fees ...................................................................................         13,081
   Registration Fees ...............................................................................          5,044
   Miscellaneous ...................................................................................          9,144
                                                                                                       ------------
   Total Expenses ..................................................................................      1,844,206
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ...........................................       (302,505)
                                                                                                       ------------
      Net Expenses .................................................................................      1,541,701
                                                                                                       ------------
Expenses in Excess of Investment Income ............................................................       (481,160)
                                                                                                       ------------
Realized and Unrealized Gain on Investments
   Net Realized Gain from Investment Transactions ..................................................     36,268,372
   Net Change in Unrealized Appreciation/Depreciation on Investments ...............................     16,844,927
                                                                                                       ------------
Net Realized and Unrealized Gain on Investments ....................................................     53,113,299
                                                                                                       ------------
Net Increase in Net Assets from Operations .........................................................   $ 52,632,139
                                                                                                       ============

----------
1/ Includes $58,200 from the Portfolio's investment in the BT Institutional Cash
   Management Fund.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the                   For the
                                                                             year ended               year ended
                                                                         September 30, 1999       September 30, 1998
                                                                        --------------------     --------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Investment Income ............................    $    (481,160)            $    (589,412)
   Net Realized Gain from Investment Transactions .....................       36,268,372                 9,600,928
   Net Change in Unrealized Appreciation/Depreciation on Investments ..       16,844,927               (23,654,809)
                                                                           -------------             -------------
Net Increase (Decrease) in Net Assets from Operations .................       52,632,139               (14,643,293)
                                                                           -------------             -------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions .....................         (513,014)              (10,600,974)
                                                                           -------------             -------------
Capital Transactions
   Proceeds from Sales of Shares ......................................       56,395,709               129,443,699
   Dividend Reinvestments .............................................          513,014                10,600,487
   Cost of Shares Redeemed ............................................      (59,396,404)             (162,731,127)
                                                                           -------------             -------------
Net Decrease in Net Assets from Capital Transactions ..................       (2,487,681)              (22,686,941)
                                                                           -------------             -------------
Total Increase (Decrease) in Net Assets ...............................       49,631,444               (47,931,208)
Net Assets
Beginning of Year .....................................................      122,077,106               170,008,314
                                                                           -------------             -------------
End of Year ...........................................................    $ 171,708,550             $ 122,077,106
                                                                           =============             =============

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Equity Appreciation Fund.

                                                                                                        For the period     For the
                                                                                                        January 1, 1995   year ended
                                                               For the years ended September 30,        to September 30,   Dec. 31
                                                         --------------------------------------------   ----------------  ----------
                                                           1999        1998        1997        1996          1995/2          1994
                                                           ----        ----        ----        ----          ------          ----
Per Share Operating Performance:
Net Asset Value, Beginning of Period ..................  $  13.98    $  16.70    $  15.23    $  14.14       $ 10.14        $  9.80
                                                         --------    --------    --------    --------       -------        -------
Income from Investment Operations
   Expenses in Excess of Income .......................     (0.06)      (0.07)      (0.06)      (0.05)        (0.02)         (0.03)
   Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ........................      6.25       (1.68)       2.31        1.72          4.02           0.37
                                                         --------    --------    --------    --------       -------        -------
Total from Investment Operations ......................      6.19       (1.75)       2.25        1.67          4.00           0.34
                                                         --------    --------    --------    --------       -------        -------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions .....      (.06)      (0.97)      (0.78)      (0.58)           --             --
                                                         --------    --------    --------    --------       -------        -------
Net Asset Value, End of Period ........................  $  20.11    $  13.98    $  16.70    $  15.23       $ 14.14        $ 10.14
                                                         ========    ========    ========    ========       =======        =======
Total Investment Return ...............................     44.33%     (10.68)%     15.82%      12.45%        39.45%          3.47%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ...........  $171,709    $122,077    $170,008    $157,568       $92,033        $29,973
   Ratios to Average Net Assets:
      Expenses in Excess of Income ....................     (0.31)%     (0.36)%     (0.39)%     (0.42)%      (0.38)%/1       (0.32)%
      Expenses ........................................      1.00%       1.00%       1.00%       1.00%         1.00%/1        1.00%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust ...................      0.20%       0.20%       0.20%       0.24%         0.33%/1        0.46%
   Portfolio Turnover Rate ............................       165%        159%        188%        271%/3        125%/3         157%


----------
1/ Annualized.
2/ Board of Trustees approved the change of the Equity Appreciation Fund's year end from December 31 to September 30.
3/ Amounts were previously included in the Capital Appreciation Portfolio
   Financial Highlights.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Equity Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on October 12, 1993.

B. Security Valuation
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded when incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses, which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .50% of the Fund's average daily net assets.

The Fund has entered into an agreement in which the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Fund.

The Fund may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Cash Management Fund is offered as a cash management option to the Fund and other accounts managed by the Company. Distributions from the "Cash Management Fund" to the Fund as of September 30, 1999, amounted to $626,692 and are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the year ended September 30, 1999.

ICC Distributors, Inc. provides distribution services to the Fund.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest
At September 30, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                        For the                         For the
                     period ended                      year ended
                  September 30, 1999               September 30, 1998
                ------------------------    -----------------------------
                  Shares       Amount          Shares          Amount
                ---------   ------------    -----------    --------------
Sold            3,051,438   $ 56,395,709      8,206,412    $ 129,443,699
Reinvested         33,076        513,014        734,106       10,600,487
Redeemed       (3,282,762)   (59,396,404)   (10,385,246)    (162,731,127)
               ----------   ------------    -----------    -------------
Net Decrease     (198,248)  $ (2,487,681)    (1,444,728)   $ (22,686,941)
               ==========   ============    ===========    =============

Note 4--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1999 were $234,827,304 and $237,080,000, respectively. For federal income tax purposes, the tax basis of investments held at September 30, 1999 was $147,442,869 The aggregate gross unrealized appreciation for all investments was $36,993,230 and the aggregate gross unrealized depreciation for all investments was $4,008,640.

Note 5--Fund Merger
On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Fund into the BT Investment Funds Capital Appreciation Fund (the "Capital Appreciation Fund"). The Board has determined that this proposal is in the best interests of shareholders. The Fund and the Capital Appreciation Fund currently have the same investment management teams. The merger requires the approval of the Fund's shareholders.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Pyramid Mutual Funds and
Shareholders of BT Investment Equity Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BT Investment Equity Appreciation Fund (one of the funds comprising BT Pyramid Mutual Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999




--------------------------------------------------------------------------------

Tax Information (Unaudited For the Year Ended September 30, 1999)
--------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ending
September 30, 1999 in the amount of $513,014.

--------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund

Proxy Results (unaudited)
--------------------------------------------------------------------------------

For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Funds Board of Trustees.
                                     Shares             Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                    --------            ------------
    Messr Biggar                    7,969,651                --
    Messr Dill                      7,969,651                --
    Messr Hale                      7,969,651                --
    Messr Langton                   7,969,651                --
    Messr Saunders                  7,969,651                --
    Messr Van Benschoten            7,969,651                --
    Dr. Gruber                      7,969,651                --
    Dr. Herring                     7,969,651                --


2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.
                                 For                 Against           Abstain
                              ---------              -------           -------
                              7,968,522                --               1,129


3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.
                                 For                 Against           Abstain
                              ---------              -------           -------
                              7,968,522                --               1,129


4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.
                                 For                 Against           Abstain
                              ---------              -------           -------
                              7,968,522                --               1,129


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.
                                 For                 Against           Abstain
                              ---------              -------           -------
                              7,968,522                --               1,129

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







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

   [LOGO] Bankers Trust
    Architects of Value

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.



BT Investment Equity Appreciation Fund                        CUSIP #055922751
BT Pyramid Mutual Funds                                       477ANN (9/99)



Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101